Exhibit 10.5


                          OMNIS TECHNOLOGY CORPORATION

                             NOTE PURCHASE AGREEMENT


         THIS NOTE PURCHASE AGREEMENT (the "Agreement") is effective as of August 23, 2000, by and between OMNIS TECHNOLOGY CORPORATION, a Delaware
corporation  (the   "Company"),   and   _________________________________   (the
"Lender).

         1.  The Loan and Note.

                  1.1. The Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make a loan (the "Loan") to the Company at the Closing in the aggregate principal amount of ____________________ Dollars ($________) ("Principal Amount") to be governed by the terms and conditions of, and repaid in accordance with, this Agreement and that certain Nonsecured Convertible Promissory Note of the Company in the form attached hereto and made a part hereof as Exhibit A (the "Note").

                  1.2. The Note and Other Notes. The Loan made by the Lender pursuant hereto shall be evidenced by the Note. The Note is one of several similar notes to be issued concurrently by the Company in the aggregate principal amount of approximately Seven Hundred Fifty Thousand Dollars ($750,000) (the "Other Notes").

                  1.3. Closings. The purchase and sale of the Note (the "Closing") will take place at the principal offices of the Company at 981
Industrial Way, San Carlos, California 94070 at such date and time as the parties shall mutually agree, or in lieu of such agreement, on August 23, 2000 at 1:00 pm Pacific time. At the Closing, the Company will deliver the duly executed Note to the Lender, and the Lender shall deliver the Principal Amount to the Company in the form of a bank cashier's check or by wire transfer as the Company may direct.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Lender as follows:

                  2.1. Organization, Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as contemplated to be conducted (the "Business"). The Company is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect (as defined below). For purposes of this Agreement, the term "Material Adverse Effect" means any material adverse change in, or material adverse effect on, the business, assets, results of operations, value or condition (financial or otherwise) of the Company and/or the Business (individually or taken as a whole), or any event or circumstance which would likely prevent, hinder or materially delay the consummation of any of the transactions contemplated by this Agreement or the Note.

                  2.2.  Authority  and  Enforceability.   The  Company  has  all
requisite corporate power and authority to execute and deliver this Agreement and the Note and to perform fully its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Note have been duly executed and delivered by the Company and, assuming this Agreement and the Note constitute valid and binding agreements of the other parties hereto and thereto, this Agreement and the Note constitute the legal, valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity regardless of whether enforceability is considered in a proceeding at law or in equity.

         3. Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Company that:

                  3.1. Authorization. The Lender has full power and authority to enter into this Agreement and the Note (collectively, the "Loan Agreements") and the Loan Agreements constitute valid and legally binding agreement and obligations of the Lender, enforceable in accordance with their respective terms.

                  3.2. Purchase Entirely for Own Account. The Note and the Common Stock of the Company issuable upon conversion of the Note (collectively, the "Securities") are being acquired by the Lender for investment for its own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. The Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person. The Lender has not been organized for the purpose of acquiring the Securities.

                  3.3. Disclosure of Information. The Lender understands that any loan to the Company or investment in the Securities involves substantial risks. The Lender has been given the opportunity to make a thorough investigation of the business and activities of the Company. The Lender further has been afforded the opportunity to obtain any additional information deemed necessary by the Lender to verify the accuracy of any representations made or information conveyed to the Lender. The Lender has had an opportunity to ask questions of and receive answers from the Company or its officers concerning the Company and the terms and conditions of the offering and sale of this Agreement and the Note.

                  3.4. Investment Experience. The Lender, by reason of its business and financial experience has such knowledge, sophistication and experience in financial and business matters and in making investment and lending decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision, (ii) protecting its own interests and (iii) bearing the economic risk of such investment, including the complete loss thereof.

                  3.5. Accredited Investor. The Lender is an "accredited investor" within the meaning of the Securities and Exchange Rule 501(a) of Regulation D of the Securities Act of 1933 ("Securities Act"), as presently in effect.

                  3.6.  Restricted  Securities.  The Lender understands that the
Securities have not been registered under the Securities Act of 1933 ("Securities Act") or state securities laws subject to the prior approval of Omnis following the execution of the Agreement and Plan of Merger. by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws that depends upon, among other matters, the bona fide nature of the investment intent and the accuracy of the Lender's representations as expressed in this Agreement. The Lender further understands that the Company shall have no obligation to register the Securities under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. The Lender hereby acknowledges that because of the restrictions on transfer or assignment of the Securities the Lender may have to bear the economic risk of the investment commitment in the Securities for an indefinite period of time.

                  3.7. Further Limitations on Disposition. The Lender will observe and comply with the Securities Act and the rules and regulations promulgated thereunder, as now in effect and as from time to time amended, in connection with any offer, sale, pledge, transfer or other disposition of the Securities. In furtherance of the foregoing and without limiting any other representations and warranties in this Agreement, the Lender will not offer to sell, exchange, transfer, pledge, or otherwise dispose of any of the Securities unless at such time at least one of the following is satisfied:

                           (a) There is then in effect a Registration Statement under the Securities Act as filed with the United States Securities and Exchange Commission covering such proposed disposition; and such disposition is made in accordance with such Registration Statement;

                           (b) Such transaction shall be permitted pursuant to the provisions of SEC Rule 144;

                           (c) (i) the Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, the Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such disposition will not require registration of such shares under the Securities Act or registration or qualification under any applicable state securities laws; or

                           (d) An authorized representative of the SEC shall have rendered written advice to the Lender (sought by the Lender or counsel to the Lender, with a copy thereof and of all other related communications delivered to the Company) to the effect that the SEC would take no action with respect to the proposed sale, transfer or other disposition if consummated; and such proposed sale, transfer or other disposition did not violate any applicable state securities laws.

                  3.8 Legends. It is understood that the certificates evidencing the Securities or any substitute therefor may bear one or all of the following legends or their substantial equivalent:

                           (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED;" and

                           (b) Any legend required by the laws of the State of California or any other applicable state. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         4. Pari Passu with All Other Notes. The Note shall have no preference or priority of any kind with respect to each of the Other Notes issued by the Company concurrently herewith.

         5.  Conditions to Closing.

                  5.1. Conditions of the Lender's Obligations at Closing. The obligations of the Lender at the Closing are subject to the fulfillment, on or prior to the date of Closing, of each of the following conditions, any of which may be waived in whole or in part by the Lender in writing:

                           (a) The representations and warranties made by the Company in Section 2 shall be true and correct when made, and shall be true and correct on the date of Closing with the same force and effect as if they had been made on and as of the same date.

                           (b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the date of Closing.

                           (c) Except for the notices required or permitted to be filed after the date of Closing pursuant to applicable federal and state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note.

                           (d) At the Closing, the sale and issuance by the Company, and the purchase by the Lender, of the Note shall be legally permitted by all laws and regulations to which the Lender or the Company are subject.

                  5.2. Conditions to Obligations of the Company. The Company's obligation to issue and sell the Note at the Closing or otherwise engage in the contemplated transactions is subject to the fulfillment to the Company's satisfaction on or prior to the date of Closing of the following conditions, any of which may be waived in whole or in part by the Company:

                           (a) The representations and warranties made by the Lender in Section 3 shall be true and correct when made, and shall be true and correct on the date of Closing with the same force and effect as if they had been made on and as of the same date.

                           (b) Except for any notices required or permitted to be filed after the date of Closing pursuant to applicable federal or state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

                           (c) At the Closing, the sale and issuance by the Company, and the purchase by the Lender, of the Note shall be legally permitted by all laws and regulations to which the Lender or the Company are subject.

                  5.3. Reservation of Stock. The Company covenants that during the period the Note is convertible in accordance with its terms, the Company will (i) reserve from its authorized and unissued Common Stock, a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Note or (ii) and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal and accrued and unpaid interest on the Note, in addition to such other remedies as shall be available to the Lender, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         6.  Miscellaneous.

                  6.1. Governing Law. This Agreement and the Note shall be governed by and construed in accordance with the laws of the State of California, without regard to conflict of laws principles.

                  6.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Lender and the Closing of the transactions contemplated hereby.

                  6.3. Successors and Assigns. Except as otherwise expressly provided herein and subject to any restrictions on transfer under applicable securities laws, the provisions hereof shall inure to the benefit of and be binding upon each of the parties; the successors and assigns of the Company; and the heirs, devisees, executors, administrators, representatives, successors and assigns of the Lender.

                  6.4. Entire Agreement. This Agreement and the Note constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Any prior or contemporaneous agreements, representations or warranties not expressly set forth in this Agreement or the Note are superseded and of no force or effect. This Agreement or the Note may be modified or amended or waived only by an instrument in writing executed by both of the parties.

                  6.5. Notices, etc. ALL NOTICES OR OTHER COMMUNICATIONS HEREUNDER OR UNDER THE NOTE SHALL BE IN WRITING AND SHALL BE DELIVERED PREPAID
(A) BY PERSONAL DELIVERY, (B) BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OR (C) BY UNITED STATES FIRST CLASS REGISTERED OR CERTIFIED MAIL RETURN RECEIPT REQUESTED; AND THE DATE OF DELIVERY SHALL BE DEEMED TO BE THE EARLIER OF
(I) ACTUAL RECEIPT OF NOTICE BY ANY PERMITTED MEANS, OR (II) THREE BUSINESS DAYS FOLLOWING DISPATCH BY OVERNIGHT DELIVERY SERVICE OR THE UNITED STATES MAIL. SUCH NOTICES SHALL BE ADDRESSED TO EACH PARTY AT THEIR RESPECTIVE ADDRESSES AS SET FORTH ON THE SIGNATURE PAGE OF THIS AGREEMENT; OR SUCH OTHER ADDRESS OR PROVIDED BY NOTICE TO THE OTHER PARTY AS HEREIN PROVIDED.

                  6.6. Severability of this Agreement. If any provision of this Agreement or the Note shall be judicially determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any manner be affected or impaired and shall remain in full force and effect.

                  6.7 Interpretation. Sections and section headings contained in this Agreement or the Note are for reference purposes only, and shall not affect in any manner the meaning of interpretation of this Agreement or the Note. Whenever the context requires, references to the singular shall include the plural and the plural the singular and any gender shall include any other gender. The parties acknowledge that each party has reviewed this Agreement and the Note, and no provision of this Agreement or the Note shall be interpreted for or against any party because such party or its representative drafted such provision.

                  6.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

                  6.9. Expenses. Regardless of whether the Closing is effected, each party shall bear all of its own costs and expenses with respect to the negotiation, execution, delivery and performance of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                          COMPANY:

                                          OMNIS TECHNOLOGY CORPORATION


                                          By: __________________________________

                                          Name: ________________________________
                                          Title: _______________________________

                                          Address: 981 Industrial Way

                                                   San Carlos, California 94070


                                          LENDER:

                                          ______________________________________
                                                      (Print Name)

                                          By: __________________________________

                                          Title (If Any): ______________________

                                          Address: _____________________________

                                          ______________________________________

                                          ______________________________________

                                   SCHEDULE A

                     NONSECURED CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED


                          OMNIS TECHNOLOGY CORPORATION
                     NONSECURED CONVERTIBLE PROMISSORY NOTE

$_____________________________                                  August 23,  2000
                                                          San Carlos, California


          1. Principal and Interest.

                  1.1. Omnis Technology Corporation, a Delaware Corporation (the "Company"), for value received, hereby promises to pay to the order of
_________________________   (the   "Lender"  or  the  "Holder")  the  amount  of
___________________________________   ("Principal")  plus  accrued  interest  in
lawful money of the United States or as otherwise hereinafter set forth. This Loan is being made to the Company pursuant to that certain Note Purchase Agreement between the parties of even date herewith of which this Note is a part ("Agreement").

                  1.2 This Nonsecured Convertible Promissory Note (the "Note") shall bear interest at the rate of Four Percent (4%) per annum on the Principal from the date of issuance of this Note until paid in full or converted into shares of Common Stock of the Company pursuant to Section 4 hereof. No payment of Principal or interest under this Note shall be due until August 23, 2002 (the "Maturity Date") unless there is an Event of Default (as defined in Section 2 hereof) in which case such payment shall be accelerated. Interest on this Note shall compound semi-annually. This Note is not secured by any assets or securities of the Company.

                  1.3 Upon payment in full of the Principal hereof and accrued interest hereunder or upon conversion thereof, this Note shall be cancelled and shall be surrendered to the Company.

                  1.4 The Principal and interest on this Note shall be payable to the Holder hereof at such address as the Holder shall from time to time designate by written notice to the Company pursuant to the Agreement.

          2. Events of Default. The occurrence of any one or more of the following events, shall constitute an "Event of Default" hereunder:

         2.1 Any representation or warranty of the Company herein or in the Agreement shall be untrue or incorrect as of the date when made in any material respect, when considered together with the other such representations and warranties made by the Company and in light of the circumstances under which they were made; or

         2.2 (a) The commencement of a voluntary petition in bankruptcy or the filing of a petition to have the Company declared bankrupt or insolvent or the filing of any other petition of reorganization, arrangement or similar relief by or for the Company under any applicable law regarding insolvency or relief for debtors, unless such proceeding is vacated, discharged, or stayed or bonded pending appeal within 60 days from the commencement thereof ; (b) the making by the Company of a general assignment for the benefit of creditors or any similar undertaking; (c) the appointment of a receiver, trustee or similar officer for the business or property of the Company, which appointment is not vacated, discharged, or stayed or bonded pending appeal within 60 days from such appointment; or (d) the admission by the Company in writing of its inability to pay its debts generally as such debts become due.

         3. Remedies. The Holder shall have such remedies upon occurrence of an Event of Default under this Note as provided herein or by applicable law, provided however and in such Event the Company and Holder shall immediately consult in good faith with one another in an attempt to agree upon a mutually agreeable resolution.

         4.  Conversion.

                  4.1 Automatic Conversion. Subject to Section 5 hereof, all then outstanding Principal and accrued and unpaid interest hereunder shall be automatically converted on the Maturity Date into a number of fully paid and non-assessable whole shares of Common Stock of the Company, $0.10 par value (the "Common Stock") at a conversion price of Six Dollars and Seventeen Cents ($6.17) per share (the "Conversion Price"). Upon conversion hereunder this Note shall be canceled and no further amounts shall be due hereunder. Absent an election to convert by the Holder, this Note shall not be convertible upon acceleration hereof following an Event of Default.

                  4.2 Voluntary Conversion. Subject to Section 5 hereof, at any time before the Maturity Date, the Holder of this Note may elect by written notice to the Company duly executed by the Holder to convert all or any portion of the then outstanding Principal and accrued and unpaid interest hereunder into fully paid and non-assessable whole shares of Common Stock of the Company at the Conversion Price.

                  4.3 Shares Issuable; No Fractional Shares. The number of whole shares of Common Stock into which this Note may be converted shall be determined by dividing the amount of Principal and interest being converted as of the date of conversion by the Conversion Price. No fractional shares of Common Stock shall be issued upon conversion of this Note and in lieu of fractional shares, the Holder upon such conversion shall be paid an amount in cash by the Company, without interest and rounded down to the nearest cent, determined by multiplying the fractional interest to which the Holder would otherwise be entitled by the Conversion Price.

                  4.4 Delivery of Note and Stock Certificates. Upon the conversion of this Note and return of the original Note to the Company, the Company will issue and deliver to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company and as further provided by the Agreement) for the number of full shares of Common Stock issuable upon such conversion. In the event this Note is only partially converted, the original of the duly executed written notice of conversion by the Holder shall be delivered to the Company and shall constitute a legally binding amendment of this Note; and the total amount of the Principal and interest owed hereunder shall be reduced and offset by the amount of such Conversion.

          5. Payment or Prepayment; Conversion within Notice Period. Notwithstanding any contrary provision hereof, the Company shall have the right at any time and from time to time, including on the Maturity Date, upon ten (10) business days written notice to the Holder ("Notice Period"), to pay or prepay the Principal in whole or in part plus accrued interest thereon to date of payment without penalty; provided however that the Holder may at any time during any Notice Period elect to convert outstanding Principal and accrued interest for shares of Common Stock hereunder by written notice to the Company in an amount equal to or greater than the proposed payment or prepayment amount and provided further that if Holder elects to convert in an amount equal to or greater than any proposed payment or prepayment amount, then the Company shall not make such noticed payment or prepayment and such conversion shall be pursuant and subject to the other provisions hereof. The Company may further exercise its right to pay or prepay all or any part of this Note at any time notwithstanding any one or more partial prepayments or conversions hereunder.

          6. Binding Effect. Except as otherwise expressly provided herein and subject to any restrictions on transfer under applicable securities laws, the provisions hereof shall inure to the benefit of and be binding upon each of the parties; the successors and assigns of the Company; and the heirs, devisees, executors, administrators, representatives, successors and assigns of the Holder.

          7. Transfer of This Note or Common Stock Issuable on Conversion Hereof. With respect to any proposed offer, sale or other disposition of this Note or Common Stock of the Company into which this Note may be converted, the Holder will give written notice to the Company prior thereto and shall otherwise comply with the terms and conditions of the Agreement.

          8. Notices. Any notice or other communication or payment required or permitted hereunder shall made pursuant to the notice provisions set forth in the Agreement.

          9. Governing Law. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

         10. Entire Agreement. THIS NOTE AND THE AGREEMENT CONSTITUTE THE FULL AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND THEREOF. ANY PRIOR OR CONTEMPORANEOUS AGREEMENTS,
REPRESENTATIONS OR WARRANTIES NOT EXPRESSLY SET FORTH IN THIS NOTE OR THE AGREEMENT ARE SUPERSEDED AND OF NO FORCE OR EFFECT. THIS NOTE MAY BE MODIFIED OR AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY BOTH OF THE PARTIES.

         11. Severability. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any manner be affected or impaired and shall remain in full force and effect.

         12. Interpretation. SECTIONS AND SECTION HEADINGS CONTAINED IN THIS NOTE ARE FOR REFERENCE PURPOSES ONLY, AND SHALL NOT AFFECT IN ANY MANNER THE MEANING OF INTERPRETATION OF THIS NOTE. WHENEVER THE CONTEXT REQUIRES, REFERENCES TO THE SINGULAR SHALL INCLUDE THE PLURAL AND THE PLURAL THE SINGULAR AND ANY GENDER SHALL INCLUDE ANY OTHER GENDER. THE PARTIES ACKNOWLEDGE THAT EACH PARTY HAS REVIEWED THIS NOTE, AND NO PROVISION OF THIS NOTE SHALL BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE SUCH PARTY OR ITS REPRESENTATIVE DRAFTED SUCH PROVISION.

         13. Collection Costs. The Company promises to pay any and all costs of collection, including reasonable attorneys' fees, incurred in the collection of this Note following an Event of Default.

         14. Waiver by the Company. The Company hereby waives demand, notice, presentment, protest and notice of dishonor with respect to the enforcement of this Note in accordance with its express terms.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.


                                         OMNIS TECHNOLOGY CORPORATION



                                         By: ___________________________________

                                         Name

                                         Title _________________________________